SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is December 28, 2018.

MFS® Municipal Limited Maturity Fund

Effective immediately, the Class T share portion of the Ticker Symbol Table is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class T1	N/A
1 Currently not offered for sale, including in the states of Oklahoma, Nebraska, and Montana.

Effective June 1, 2019, the second paragraph following the table in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

1037017                           1                        MTL-SUM-SUP-I-122818